SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Collaborative Investment Series Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Rareview Systematic Equity ETF

a series of

Collaborative Investment Series Trust

500 Damonte Ranch Parkway

Building 700, Unit 700

Reno, NV 89521

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 13, 2025

Dear Shareholders:

The Board of Trustees of the Collaborative Investment Series Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Rareview Systematic Equity ETF (the “Fund”), to be held at the offices of Thompson Hine LLP, 3900 Key Center, 127 Public Square, Cleveland, OH 44114, on January 13, 2025 at 10:00 a.m., Eastern time, for the following purposes:

Proposals		Recommendation of the Board of Trustees
1.	To approve a new subadvisory agreement between Rareview Capital LLC and GST Management, LLC with respect to the Fund.	FOR
2.	To ratify certain subadvisory fee payments made by Rareview Capital LLC to GST Management, LLC.	FOR
3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on December 6, 2024 (“Record Date”) are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 13, 2025.

By Order of the Board of Trustees Brad Rundbaken, Secretary December 23, 2024

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Rareview Systematic Equity ETF

a series of

Collaborative Investment Series Trust

with its principal offices at

500 Damonte Ranch Parkway

Building 700, Unit 700

Reno, NV 89521

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 13, 2025

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Collaborative Investment Series Trust (the “Trust”) on behalf of Rareview Systematic Equity ETF (the “Fund”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of Thompson Hine LLP, 3900 Key Center, 127 Public Square, Cleveland, OH 44114 on January 13, 2024 at 10:00 a.m., Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about December 26, 2024.

The Meeting has been called by the Board for the following purposes:

1.	To approve a new subadvisory agreement between Rareview Capital LLC and GST Management, LLC with respect to the Fund.

2.	To ratify certain subadvisory fee payments made by Rareview Capital LLC to GST Management, LLC.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on December 6, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to the Trust, 500 Damonte Ranch Parkway Building 700, Unit 700, Reno, NV 89521 or by calling 1-800-783-8637.

PROPOSAL I

APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN

RAREVIEW CAPITAL, LLC AND GST MANAGEMENT, LLC WITH RESPECT TO THE FUND

The primary purpose of this proposal is to approve a new sub-advisory agreement between Rareview Capital, LLC, as adviser to the Fund, and GST Management, LLC (“GST”) as the sub-adviser to the Fund (the “New Subadvisory Agreement”).  GST has served as investment sub-adviser to the Fund since its commencement of operations on January 20, 2020.  Due to a recently discovered administrative oversight at the Trust, the Trust’s Board did not approve the continuation of the initial Subadvisory Agreement (the “Initial Subadvisory Agreement”) between the Trust and the GST prior to its expiration on January 20, 2024.

The Trust uses an administrative calendar for various contract renewal deadlines.  The renewal deadline for the Initial Subadvisory Agreement was incorrectly entered on the administrative calendar.  As a result, the renewal of the Initial Subadvisory Agreement was not included on the Board's agenda.  Since the oversight occurred, additional procedures have been implemented to prevent future scheduling errors.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that if an investment advisory agreement is to continue for more than two years from its effective date, such continuance must be specifically approved at least annually by the Board of Trustees (or by vote of a majority of the outstanding voting securities of the Fund).  Consequently, the Trustees are requesting that shareholders approve the New Subadvisory Agreement to enable GST to continue serving as investment sub-adviser to the Fund.

Under the Initial Subadvisory Agreement, GST received a subadvisory fee equal to 40% of the net investment management fee, payable by the Fund’s adviser. If approved, GST will receive a subadvisory fee equal to 50% of the net investment management fee under the New Subadvisory Agreement. The net investment management fee is equal to the investment management fee received by the Adviser from the fund minus any amounts waived and/or reimbursed by the Adviser pursuant to the Adviser’s operating expense limitation agreement with the Fund. Approval of the New Subadvisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The New Subadvisory Agreement is otherwise similar in all material respects to the Initial Subadvisory Agreement, except that the date of its execution, effectiveness, and termination are changed.  The effective date of the New Subadvisory Agreement will be the date shareholders of the Fund approve the New Subadvisory Agreement.  Under both the Initial Subadvisory Agreement and the New Subadvisory Agreement, the Fund’s adviser is responsible for paying sub-advisory fees to GST.

As a result of the expiration of the Initial Subadvisory Agreement, GST is presently serving as investment sub-adviser to the Fund without a sub-advisory agreement approved by the Fund's shareholders as required by the 1940 Act, and GST continues to sub-advise the Fund in accordance with the Fund's investment objective and principle strategies as disclosed in the Fund's Prospectus.  The Trustees approved the New Subadvisory Agreement between the Trust, on behalf of the Fund, and GST at meetings held on November 8, 2024 and November 14, 2024 (the “Board Meeting”), subject to shareholder approval.

The New Subadvisory Agreement is attached as Exhibit A. You should read the New Subadvisory Agreement. The description in this Proxy Statement of the New Subadvisory Agreement is only a summary.

The Subadvisory Agreement

The Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust (“Independent Trustees”), originally approved the Initial Subadvisory Agreement, at a meeting held on November 5, 2021 with respect to Fund. The Initial Subadvisory Agreement was approved by the Fund’s initial sole shareholder on January 4, 2022 and became effective on January 20, 2022. The terms of the Initial Subadvisory Agreement and New Subadvisory Agreement are identical in all material respects to those of the Initial Subadvisory Agreement, except that the subadvisory fee, date of its execution, effectiveness, and termination are changed. Under the terms of the Initial Subadvisory Agreement, GST received a subadvisory fee equal to 40% of the net investment management fee, payable by the Fund’s adviser. For the fiscal year ended September 30, 2024, GST received subadvisory fees of $149,026.

The Initial Subadvisory Agreement and the New Subadvisory Agreement provides that GST shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to the Fund’s shareholder approval, GST and the Adviser will enter into the New Subadvisory Agreement with respect to the Fund. If the New Subadvisory Agreement is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of the New Subadvisory Agreement.

The New Subadvisory Agreement is attached as Exhibit A. You should read the New Subadvisory Agreement. The description in this Proxy Statement of the New Subadvisory Agreement is only a summary.

Information Concerning GST Management, LLC

GST Management LLC is a Delaware limited liability company registered as an investment adviser. The name and principal occupation of the principal executive officer and shareholder of GST Management, LLC as of the date of this Proxy Statement are set forth below:

Name and Address:	Principal Occupation:
Rod Jones	Managing Member, Chief Investment Officer and Chief Compliance Officer

Consideration and Approval of Subadvisory Agreement between Rareview Capital LLC and GST Management, LLC with respect to the Rareview Systematic Equity ETF

In connection with the special meeting of the Board of Trustees (the “Board”) of Collaborative Investment Series Trust (the “Trust”) held on November 14, 2024 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement between Rareview Capital LLC (“Rareview”) and GST Management, LLC dba RegimePilot (“GST”), with respect to the Rareview Systematic Equity ETF (“Systematic Equity ETF”). In considering the approval of the sub-advisory agreement, the Board received materials specifically relating to the sub-advisory agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the sub- advisory agreement between Rareview and GST. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the sub-advisory agreement on behalf of Systematic Equity ETF and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the sub-advisory agreement.

Nature, Extent and Quality of Services. The Board reviewed the background of GST. The Board noted the business experience of the managing member of GST, who was solely responsible for managing the daily operations and providing sub-advisory services to Systematic Equity ETF. The Board observed the services provided by GST, which included the delivery of a complete investment program to the Fund’s adviser based on its long-short model portfolio. The Board reviewed GST’s practices for monitoring compliance, which included monthly records, as well as daily and monthly monitoring. The Board observed that GST underwent an SEC examination in 2022, and it terminated with no deficiencies noted. The Board noted that GST did not report any compliance issues nor any material litigation or administrative action in the past 36 months. The Board concluded that it could expect GST to provide high quality services to Systematic Equity ETF and its shareholders.

Performance. The Board observed that Systematic Equity ETF trailed its benchmark index, MSCI ACWI Index, for the 1-year period ended September 30, 2024, but outperformed the benchmark index since inception. The Board discussed the Fund’s performance and concluded that the performance was acceptable.

Fees and Expenses. The Board observed that GST’s proposed sub-advisory fee for Systematic was 50% of the net advisory fee, to be paid by the Fund’s adviser. The Board noted and considered the Adviser’s assertion that the proposed subadvisory fee was more reasonable given the level of services provided by GST to the Fund. The Board noted that Systematic Equity ETF was the only account managed by GST. The Board concluded that the sub-advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by GST for Systematic Equity ETF. The Board observed GST’s revenues and expenses given the services provided before taking into account a salary for Mr. Jones. The Board noted that GST consisted solely of its managing member, Mr. Jones. The Board determined that excessive profitability was not an issue for GST at this time.

Economies of Scale. The Board considered whether GST would expect realized economies of scale with respect to the sub-advisory services provided to Systematic Equity ETF. The Board agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that it was unlikely that GST was benefitting from any material economies of scale.

Conclusion. Having requested such information from GST as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and with the advice of independent counsel, the Board determined that approval of the sub-advisory agreement between Rareview and GST was in the best interests of Systematic Equity ETF and its shareholders.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Subadvisory Agreement.

PROPOSAL II

RATIFICATION OF CERTAIN SUBADVISORY FEES PAID BY RAREVIEW CAPITAL LLC TO GST MANAGEMENT, LLC

Since the discovery of the oversight that resulted in the expiration of the Initial Subadvisory Agreement, fees earned by GST had the Initial Subadvisory Agreement continued in effect, have been paid by the Fund’s adviser to GST.

In connection with the approval of the New Subadvisory Agreement, the Trustees are requesting that shareholders ratify the payment to GST of the lesser of costs or investment subadvisory fees received for its service to the Fund from January 20, 2024 until the Meeting is held and the New Subadvisory Agreement is approved by shareholders. The ratification of payments to GST for its service as the investment subadviser to the Fund since January 20, 2024 will not raise the fees paid by the Fund or the Fund’s shareholders.

For any subadvisory fee payments already received by GST since January 20, 2024, GST will only retain the lesser of costs incurred by GST in providing the subadvisory services or the fees received. Any difference will be returned to the Fund. For any payments not yet received until shareholders approve the New Subadvisory Agreement, payments will be escrowed and GST will be entitled to receive the lesser of costs incurred by GST in providing the subadvisory services or the fees received for such period.

If shareholders approve the New Subadvisory Agreement, GST will receive the new subadvisory fee starting on the date on which shareholders approve the New Subadvisory Agreement.

Evaluation by the Board of Trustees

At its meeting on November 8, 2024, the Board discussed the appropriateness of ratifying the fees paid under the Initial Subadvisory Agreement since January 20, 2024.  The Board recalled that it had approved the Initial Subadvisory Agreement, finding it was in the best interests of shareholders to do so.  The Board also acknowledged that since the expiration of the Initial Subadvisory Agreement, the Fund's shareholders have received and continue to receive from GST the services described in the Initial Subadvisory Agreement. The Board determined that it would be in the best interest of shareholders to provide continuity of the Fund's current investment strategy, as implemented by GST.

OTHER INFORMATION

The Fund is a diversified series of the Collaborative Investment Series Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on July 26, 2017. The Trust’s principal executive offices are located at 500 Damonte Ranch Parkway, Building 700, Unit 700, Reno, NV 89521. The Board of Trustees supervises the business activities of the Fund. Like other exchange traded funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Rareview Capital LLC as investment adviser, and GST Management, LLC as sub-adviser. Foreside Fund Services, located at Three Canal Plaza, Suite 100, Portland, ME serves as principal underwriter and distributor of the Fund. Citibank N.A., with principal officers located at 388 Greenwich Street, New York, NY serves as custodian and transfer agent, while Cohen & Company, Ltd., located at 324 North Water Street, Suite 830, Milwaukee, WI provides accounting services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the Proposed Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 1,955,000 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposals I and II. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposals I and II, abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

BENEFICIAL OWNER INFORMATION

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. The table below provides information on beneficial owners of the Fund.

Name and Address	Number and Class of Shares	Percentage of the Fund	Percentage of the Class
CEDE & Co. 55 Water Street New York, NY	1,955,000	100%	100%

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

CONTROL PERSON

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name and Address	Number and Class of Shares	Percentage of the Fund	Percentage of the Class

CEDE & Co. 55 Water Street New York, NY	1,955,000	100%	100%

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Any shareholder proposal should be sent to Brad Rundbaken, Secretary, Collaborative Fund Series Trust, 500 Damonte Ranch Parkway Building 700, Unit 700, Reno, NV 89521.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Fund’s administrator. It is expected that such expenses will be approximately $8,000. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Rareview will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Rareview may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees know of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-800-869-1679, or write the Trust at 500 Damonte Ranch Parkway, Building 700, Reno, NV 89521.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on January 13, 2025

BY ORDER OF THE BOARD OF TRUSTEES

Brad Rundbaken, Secretary

Dated: December 23, 2024

If you have any questions before you vote, please call 1-800-690-6903. Representatives are available Monday through Friday 9 a.m. to 5 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD.

Exhibit A

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT is made and entered into as of [___], 2025, by and between Rareview Capital LLC (the “Adviser”), a Delaware limited liability company and registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and GST Management, LLC dba RegimePilot (the “Sub-Adviser” and together with the Adviser the “Parties”), a Delaware limited liability company and also registered under the Advisers Act, with respect to the Rareview Systematic Equity ETF (the “Fund”), a series of the Collaborative Investment Series Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has been retained to act as investment adviser for the Fund pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund’s assets, and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the Parties do mutually agree and promise as follows with respect to the Fund:

Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees (the “Board”) of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

Sub-Adviser's Duties. Subject to the general supervision of the Board and the Adviser, the Sub-Adviser shall provide the Adviser a continuous investment management program for the Fund, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s then-current Prospectus and Statement of Additional Information (collectively, the "Prospectus") and subject to the following understandings:

(a)	The Sub-Adviser shall furnish a continuous investment program for the Fund and recommend what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held un-invested as cash;

(b)	The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;

(c)	The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund's prospectus and with the reasonable instructions and directions of the Trust's Board and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(d)	The Sub-Adviser shall maintain books and records with respect to the Sub-Adviser’s continuous investment program and shall render to the Adviser and the Trust's Board such periodic and special reports as the Adviser or the Board may reasonably request;

(e)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the sub-adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code;

(f)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations. The Sub-Adviser shall provide to the trust's chief compliance officer an annual written report regarding the sub-adviser's compliance program.

(g)	The Sub-Adviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC. The Sub-Adviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

Custodian. The assets of the Fund shall be held by an independent custodian, not by the Adviser or Sub-Adviser. The Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Adviser shall reasonably direct in connection with the performance of the Adviser's obligations in respect of the Fund.

Risk Acknowledgment. (a)The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services hereunder. The Sub-Adviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Adviser or the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder.

The Sub-Adviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund that the Sub-Adviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the written advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

The Sub-Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails (including electronic), transportation, communication or power supply.

Directions to the Sub-Adviser. Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

Execution of Purchase and Sale Orders. In connection with purchases or sales of portfolio securities for the account of the Fund, the Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Adviser, subject to review of this selection by the Board from time to time. The Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Adviser will at all times seek, for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to accounts over which the Adviser exercises investment discretion. The Trust and the Adviser understand and acknowledge that, although the information may be useful to the Fund and the Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. The Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Fund, the Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund.

Books and Records. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(d) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act. Upon request, Adviser shall provide Sub-Adviser with commercially reasonable records and information as Adviser may access regarding the Fund.

Expenses of the Sub-Adviser. During the term of this Agreement, the Sub-Adviser will retain responsibility for expenses incurred by it in connection with the performance of its services under this Agreement other than the cost and expenses that are undertaken by the Adviser or the Trust and other expenses related to the operation of the Trust or the Fund.

Compensation of the Sub-Adviser. For the services provided and the expenses borne by the Sub-Adviser pursuant to the Agreement, the Adviser will pay the Sub-Adviser a percentage of the net management fee earned by the Adviser as set forth on Exhibit A hereto. Net Management Fees will be paid by the Fund to the Adviser on a monthly basis, and shall be defined as the gross management fees earned by the Fund less expenses the Fund incur that are allocated and subtracted from the gross management fees. Payment of this compensation shall be the responsibility of the Adviser and shall not be an obligation of the Trust. If the Sub-Adviser is terminated as specified in this agreement, then the compensation to the Sub-Adviser shall be prorated.

Liability. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

Duration and Termination. The term of this Agreement shall begin as of the day the Sub-Adviser begins providing investment management services to the Fund and, unless sooner terminated as hereinafter provided, shall continue in effect for a period of two years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Trust's Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Fund from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

Exclusivity. b)Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment management services available exclusively to Adviser or the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical. Except to the extent necessary to perform its obligations hereunder, and notwithstanding the limitations of section (b), below, nothing herein shall be deemed to limit or restrict the Sub-Adviser's right, or the right of any of the Sub-Adviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

The Parties agree that during the term of this Agreement, neither Adviser shall serve as investment adviser to another registered investment company managed with the same investment objective and substantially similar holdings to the Fund, nor shall Sub-Adviser serve as investment adviser or investment sub-adviser to another registered investment company managed with the same investment objective and substantially similar holdings to the Fund. The Parties may waive this limitation by mutual agreement.

Good Standing. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Advisers Act (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

Amendment. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (i) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (ii) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund affected by such amendment.

Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy. Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

Notice. Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers specified on page 1 or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association ("AAA"), provided that the AAA accepts jurisdiction. Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

Indemnification. Adviser and Sub-Adviser agree to defend, indemnify and hold harmless the other and each of their respective officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the other’s violation of any of the terms of this Agreement. Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

Change of Control. The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

Entire Agreement. This Agreement, together with all exhibits, attachments and appendices and any separate agreement between the Parties contemplated by Section 6 relating to expense sharing, contains the entire understanding and agreement of the Parties with respect to the subject matter hereof.

Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their officers designated below as of the date and year first above written.

ADVISER:

Rareview Capital LLC

By:	__________________________
Name: Neil Azous
Title: Managing Member
Date:

SUB-ADVISER:

GST Management, LLC

By:	____________________
Name: Rod Jones
Title: Managing Member
Date:

Exhibit A

Compensation

The Sub-Adviser shall be paid monthly 50% of the Net Management Fees, such payment made in arrears within 15 calendar days of Adviser receiving a detailed calculation of the compensation due for the preceding month.

A-1

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V60350-Z89074	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To approve a new investment subadvisory agreement between Rareview Capital LLC and GST Management, LLC with respect to the Fund.

2.	To ratify certain subadvisory fee payments made by Rareview Capital LLC to GST Management, LLC.

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) here. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

V60351-Z89074

Collaborative Investment Series Trust

500 Damonte Ranch, Parkway Building 700, Unit 700

Reno, NV 89521

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 13, 2025

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Gregory Skidmore, William McCormick and Brad Rundbaken, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Rareview Systematic Equity Fund (the "Fund") to be held at offices of Thompson Hine LLP, 3900 Key Center, 127 Public Square, Cleveland, OH 44114 on January 13, 2025 at 10 AM, Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Funds, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.